Harnessing the immune system for the treatment of cancer

May 2007

Safe Harbor

Except for statements that are historical, the statements in this release are "forward-looking" statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve significant risks and uncertainties, and in light of the significant uncertainties inherent in such statements, the inclusion of such information should not be regarded as a representation by AVAX that the objectives and plans of the Company will be achieved. In fact, actual results could differ materially from those contemplated by such forward-looking statements. Many important factors affect the Company's prospects, including (1) the need to obtain additional funding (beyond the proceeds of the April 2007 private offering) in the future to continue to finance the Company's development plans, (2) the results of clinical and laboratory testing of its vaccine technologies, (3) possible future FDA or AFSSAPS questions regarding the Company's products and manufacturing processes, (4) exchange rate risks associated with financing the Company in U.S. dollars but funding significant operating expenses in Europe with Euro's, (5) the Company's ability to maintain its rights under license agreements and to meet funding requirements under its license agreements, (6) the Company's ability to demonstrate the safety and efficacy of product candidates at each stage of development and to meet applicable regulatory standards and receive required regulatory approvals as well as other risks detailed from time to time in AVAX's public disclosure filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-KSB for the year ended December 31, 2006 and the Form SB-2 as filed with the SEC. AVAX does not undertake any obligation to publicly release any revisions to these forward-looking statements or to reflect the occurrence of unanticipated events.

AVAX TECHNOLOGIES, INC.

AVAX Technologies
Investment Opportunity

- Phase III Development Opportunity
  - Special Protocol Assessment Agreement with US FDA
  - Reasonably Planned Interim Analysis
- Attractive Valuation
- Platform Technology
- Extensive Robust Data

AVAX TECHNOLOGIES, INC.

Company Management

- Richard Rainey, President
- David Berd, Chief Medical Officer
- Benoit Pintuer, General Manager, France
  - 21 People France- 5 Ph.D's; 9 Ms.C's
  - 4 People U.S. – 1 MD; 1 Rp.N

- **John Prendergast**, Executive Chairman
- **Carl Spana**, Director
- **Edson deCastro**, Director
- **Andy Dahl**, Director

AVAX TECHNOLOGIES, INC.

AVAX is developing a Universal Autologous Vaccine Platform for Cancer Therapy


TUMOR SAMPLE
VACCINE
SAMPLE PROCESSING


Tumor Cells Obtained During Routine Surgery
Cells Are Haptenized
Haptenized cells re-administered
Delayed Type Hypersensitivity
Remission/Increased Survival

AVAX TECHNOLOGIES, INC.

AVAX AC Vaccines –
Clinical Experience

Overcoming Clinical Challenges –
Lack of Data

AVAX
TECHNOLOGIES, INC.

AC Vaccines - Clinical Experience

- 5 yr survival in Stage 3 Melanoma ~ 45%
- No Serious Adverse Events Reported

Melanoma:	Measurable metastases	97
	Stage III adjuvant	*214*
	Stage IV adjuvant	20
	Low dose studies	76
	Total:	**407**
	Compassionate Use	58
	0101 Study	44
	0401 Study	43
Ovarian CA:		30
NSCLC		9
Renal Cell CA:		10
Total Patients:		**601**

AVAX TECHNOLOGIES, INC.

Stage III Melanoma Adjuvant Trials

Stage III Melanoma

Stage IIIC=117 (55%), Stage IIIB=97 (45%)

No patients lost to follow-up – **Journal Commissioned Editorial**



1.0
0.8
0.6
0.4
0.2
0.0
Proportion Surviving
0
1
2
3
4
5
Years
X
X=historical controls

AVAX TECHNOLOGIES, INC.

AVAX AC Vaccine

Delayed Type Hypersensitivity(DTH)

Test Materials:

PPD (5TBU)

Unmodified autologous tumor cells

Autologous peripheral blood lymphocytes

DNP-modified autologous tumor cells

Diluent

Approach:

Inject intradermally on ventral forearm

Measure at 48 hours

Calculate mean diameter of induration



AVAX TECHNOLOGIES, INC.

AVAX AC Vaccine

Stage IV surgically incurable Metastatic Melanoma

- 97 patients- 83 evaluable, 11 responses
- Significantly longer survival time
- Immunological Effects
  - Tumor infiltration by CD8+ T cells
  - Production of gamma interferon *in situ*
  - Clonal expansion of tumor T cells



A
B
C
D

AVAX TECHNOLOGIES, INC.

AVAX AC Vaccine in Stage IV Melanoma

Boosting Effectiveness of the Vaccine

- Cytokine Administration may improve the Therapeutic Effectiveness of M-Vax

AVAX TECHNOLOGIES, INC.

Cytokine Administration with M-Vax in Stage IV Melanoma

1)Compassionate Use Patients (unpublished reports)

- 6 Patients 4 Reported Responses (all > 1 Year Survival)

2)Lotem *et al* (British Journal of Cancer 90:773, 2004)

- 34 melanoma patients given DNP-MOD TC's; 24/34 also given IL-2
- 35% Anti-tumor response rate – correlates with DTH

3)Lotem *et al* - *Report to Company*

- 38 Patients given DNP-MOD TC's plus IL-2 (14 Previously reported)
- 32% Anti-tumor response – 13%CR – 19%PR

Published Data:

- ***Shimizu et al, Proc. Natl. Acad. Sci., 96:2268, 1999***
- ***Slingluff et al, J. Clin. Oncol., 22:4474, 2004***

AVAX TECHNOLOGIES, INC.

Clinical Development Strategy

AVAX
TECHNOLOGIES, INC.

M-Vax the AC Vaccine for Melanoma Clinical Development Strategy

- ☑ Phase I/II study underway 6/2005
  - ☑ 4 Arm Study including a Control arm
  - ☑ 3 Arms completed
  - ☑ Established basis for dose in Pivotal Study
  - ☑ Continue in Parallel to Pivotal
- ☑ Phase III – Registration Study

AVAX TECHNOLOGIES, INC.

M-Vax Phase III - Pivotal Registration

- 11/06 Study Launch Approved by FDA
- 10/06 Special Protocol Assessment FDA – Agreement on Accelerated Approval Endpoints
  - 387 Stage IV Patients – 2:1 Randomization
  - Control arm of Low Dose IL-2
  - Interim Analysis using RR 2008 – Accelerated Approval. Possible Results:
    - Response 22% -v- 3% to hit P<.005 Interim
    - Response 11% -v- 3% to hit P<.045 Final
  - 2 Year Survival Analysis **Primary Endpoint**

AVAX TECHNOLOGIES, INC.

L-Vax the AC Vaccine for Non Small Cell Lung Cancer

- ☑ Phase I/II study IND Approved
  - ☑ Clinical data
  - ☐ Second study in Surgically Incurable
- ☐ Pivotal Registration Study
  - ☐ Target launch w/w-o adjuvant
  - ☐ Possible combination strategy

AVAX TECHNOLOGIES, INC.

O-Vax the AC Vaccine for Ovarian Cancer

- ☑ Phase I/II study IND to be filed
  - H1 - 2007
  - Cancer Treatment Centers of America Alliance - $1.2M
- Pivotal Registration Study
  - Target launch potential 2007

AVAX TECHNOLOGIES, INC.

AC Vaccine European Clinical Development Approach

- Immediate commercial Opportunities:
  - Switzerland - FOPH
  - Compassionate use:
    - Spain – 45 Centers
    - Belgium
    - France
    - Greece
- France – Regulatory Approach
  - Launch Phase III at Selected Sites
  - Potential Cohort ATU approval

AVAX TECHNOLOGIES, INC.

Current Commercialization Status
AC Vaccine

- European Distribution Partnership
  - Groupo Ferrer S.A., Barcelona Spain
  - Europe and Latin America
  - ~50% Gross Revenue w/ COGS <5%
- Swiss Distribution Partnership
  - ProVaccine AG
- Compassionate use sales in Europe
  - $30K / patient

AVAX TECHNOLOGIES, INC.

Contract Manufacturing

Opportunities

- State of the art clean room facility - Lyon, France
  - Establishment Pharmaceutique – Establishment Cell & Gene Therapy
- Transfer of research grade techniques to cGMP Manufacturing, SOP's and CMC
- 16 approved protocols in five countries





Clinical Development Programs

Projected Timelines



H206
H107
H207
H108
H208
H109
M-VAX +IL2 - PhIII
i.a.
NSCLC PhIII
i.a.
M-VAX- PhI/II
d.a.
NSCLC -PhI/II
d.a.
NSCLC +IL2 -PhI/II
d.a.
OVARIAN- PhI/II
d.a.
PERITONEAL- PhI/II
d.a.

d.a - Projected Data availablility

i.a – Interim Data Analysis

AVAX TECHNOLOGIES, INC.

Selected Financial Information

▪OTC Symbol:	AVXT.OB
52 Week Price Range	$0.09-0.46
▪Current Market Cap	$35.5M
▪April, 2007 COH	$10.4M
▪April, 2007 PIPE	$10.0M
▪Burn 2006	$4.1M
▪Revenues 2006	$.7M

AVAX TECHNOLOGIES, INC.

AVAX TECHNOLOGIES, INC.

Harnessing the immune system for the treatment of cancer

May, 2007